UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 4, 2004

INVESTOOLS INC.

Exact Name of Registrant as Specified in its Charter

DELAWARE	0-31226	76-0685039
State of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

5959 CORPORATE DRIVE, SUITE LL 250 HOUSTON, TEXAS		77036
Address of Principal Executive Offices		Zip Code

(281) 588-9700
Registrant’s telephone number,
including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01                                             Regulation FD Disclosure.

INVESTools is hereby furnishing information provided to investors as part of the Company’s investor relations activities, which information is posted on the Company’s corporate website in the Investor Relations section.  Such information is furnished as Exhibit 99.1 to this Current Report.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	INVESTools Investor Presentation dated November 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTOOLS, INC.

	By:	/s/	Paul A. Helbling
Paul A. Helbling
Chief Financial Officer

Dated: November 4, 2004

EXHIBIT INDEX

No.	Description

99.1	INVESTools Investor Presentation dated November 4, 2004.